UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   California                       1-12711                      94-1721931
   ----------                       -------                      ----------
 (State or other              (Commission File No.)           (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under   the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under   the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Of-Balance Sheet Arrangement of a Registrant

     On February 3, 2005, Telkoor Power Ltd. ("Telkoor"), an Israeli limited liability company, loaned Digital Power Corporation (the "Company") $250,000 through a Convertible Note. Telkoor is the Company's largest shareholder and is primarily engaged in developing, marketing and selling power supplies and power systems for the telecommunication equipment industry. Under the terms of the convertible note, Telkoor loaned $250,000 interest free until the tenth business day after the Company announced its financial results for fiscal 2005. Telkoor has the right to convert the debt to common stock at $1.06 per share. The loan will automatically convert at $1.06 per share if the Company meets its set budget for the fiscal year 2005. For more information, see the attached Convertible Note as Exhibit 4 and Press Release as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

         Exhibit Number    Description
         --------------    -----------

               4           Convertible Note [Form of]

              99 Press Release dated February 9, 2005 titled "Digital Power Corporation signed $250,000 Convertible Note with Telkoor Power Ltd.

                                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DIGITAL POWER CORPORATION,
                                                   a California Corporation


Dated:  February 9, 2005                           /s/ Jonathan Wax
        ----------------                           -----------------------------
                                                   Jonathan Wax,
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)